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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A
                                 Amendment No. 1


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):     April 2, 2006



                                   LIBBEY INC.
             (Exact name of registrant as specified in its charter)


        Delaware                         1-12084                 34-1559357
(State of incorporation)         (Commission File Number)      (IRS Employer
                                                             identification No.)

            300 Madison Avenue
                Toledo, Ohio                             43604
   (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (419) 325-2100

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                                EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed by Libbey Inc. (the "Company") to supplement the Company's Current Report on Form 8-K filed on April 3, 2006 (the "Original Report"). The Original Report inadvertently omitted a description of the Form of Exchange-In-Kind Deed, which is an exhibit to the Purchase Agreement. This Current Report also has attached as exhibits the Purchase Agreement, including the Non-Competition Agreement and Exchange-In-Kind Deed, and the Second Amendment (each described below). This Amendment is filed solely to expand upon the information previously reported under Item 1.01 and 9.01.

ITEM 1.01  MATERIAL DEFINITIVE AGREEMENT

         On April 2, 2006, Libbey, Inc., a Delaware corporation ("Libbey"), and its wholly-owned subsidiaries Libbey Mexico, S. de R.L. de C.V., a Mexican Sociedad de Responsabilidad Limitada de Capital Variable, Libbey Europe, B.V., a limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands, and LGA3 Corporation, a Delaware corporation (collectively, the "Purchasers"), entered into a Purchase Agreement ("Purchase Agreement") with Vitro, S.A. de C.V., a Mexican Sociedad Anonima de Capital Variable ("Vitro"), Crisa Corporation, a Delaware corporation (together with Vitro, the "Sellers"), Crisa Libbey S.A. de C.V., a Mexican Sociedad Anonima de Capital Variable ("Crisa Libbey"), Vitrocrisa Holding, S. de R.L. de C.V., a Mexican Sociedad de Responsabilidad Limitada de Capital Variable ("VC Holding"), Vitrocrisa
         S. de R.L. de C.V., a Mexican Sociedad de Responsabilidad Limitada de Capital Variable ("Vitrocrisa"), Vitrocrisa Comercial, S. de R.L. de C.V., a Mexican Sociedad de Responsabilidad Limitada de Capital Variable ("VC Comercial"), Crisa Industrial, L.L.C., a Delaware limited liability company (collectively with Crisa Libbey, VC Holding, Vitrocrisa and VC Comercial, "Crisa"). Pursuant to the Purchase Agreement, the Purchasers will acquire from the Sellers their remaining 51% of the equity interests in Crisa for a total purchase price of $80 million in cash. Following the closing, the Sellers will bear responsibility for certain liabilities associated with Crisa and will provide transition services to Crisa, including the services of one key member of Crisa management. The transactions are expected to close on or prior to May 31, 2006, but are subject to a number of conditions set forth in the Purchase Agreement, including the Purchasers' ability to obtain financing that is sufficient to refinance Purchasers' existing debt and Crisa's existing debt of approximately $65 million. If the parties are unable to consummate the transactions by May 31, 2006, under certain circumstances the Purchasers would be required to pay the Sellers a $3 million break-up fee.

         At the closing of the transactions, the parties to the Purchase Agreement will enter into a Non-Competition Agreement that will require the Sellers to make certain payments to the Purchasers if the Sellers directly or indirectly engage in competition with Crisa in Mexico or certain other regions at any time within five years after the closing. Subject to limited exceptions, the Purchase Agreement prohibits the Sellers from competing with Crisa in other regions at any time within five years after the closing.

         At the closing of the transactions, Vitro and Vitrocrisa will enter into an Exchange-In-Kind Deed pursuant to which ownership of the Plant C Real Property (as defined in the Purchase Agreement) will be transferred to Vitro and ownership of the Plant I Real Property (as defined in the Purchase Agreement) will be transferred to Vitrocrisa. In accordance with the Exchange-In-Kind Deed, subject to certain limitations, Vitrocrisa will have the right to occupy and utilize the Plant C Real Property for a period of three years following the closing for no additional consideration.

         In addition, on April 2, 2006, Vitro, Crisa Texas Ltd DBA Crisa Ltd., a Texas limited partnership ("Crisa Ltd"), as successor to Crisa Corporation, a Texas corporation; VC



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         Comercial, as successor to Vitrocrisa (collectively, the "Vitro
         Parties"), Libbey, and Libbey Glass Inc., a Delaware corporation (together with Libbey, the "Libbey Parties") entered into a Second Amendment to Amended and Restated Distribution Agreement (the "Second Amendment"), further amending the Amended and Restated Distribution Agreement, dated August 29, 1997, as amended May 1, 2003. The Second Amendment provides that the Libbey Parties will not be obligated to pay Crisa Ltd any profit sharing payments with respect to products of VC Comercial shipped and invoiced by the Libbey Parties on or after February 1, 2006, unless and until the aggregate amount of profit sharing that the Libbey Parties would have otherwise been obligated to pay to Crisa Ltd exceeds $3 million. The Second Amendment requires that the Libbey Parties make all of such profit sharing payments to Crisa Ltd if the Purchase Agreement is terminated in accordance with its terms and the stockholders of Vitro have approved the consummation of the transactions contemplated by the Purchase Agreement.

         The foregoing description of the Purchase Agreement, including the Non-Competition Agreement and Exchange-In-Kind Deed, the Second Amendment and the transactions contemplated thereby, is qualified in its entirety by reference to the complete text of the Purchase Agreement, including the Non-Competition Agreement and Exchange-In-Kind Deed, and the Second Amendment, copies of which are attached as exhibits to this Current Report.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (d)      Exhibits

         2.1 Purchase Agreement, dated April 2, 2006, among Vitro, S.A. de C.V., Crisa Corporation, Crisa Libbey S.A. de C.V., Vitrocrisa Holding, S. de R.L. de C.V., Vitrocrisa S. de R.L. de C.V., Vitrocrisa Comercial, S. de R.L. de C.V., Crisa Industrial, L.L.C., Libbey Mexico, S. de R.L. de C.V., Libbey Europe, B.V., LGA3 Corporation, and Libbey Inc.

         10.1 Second Amendment to Amended and Restated Distribution Agreement, dated April 2, 2006, among Vitro, S.A. de C.V. (formerly Vitro, S.A), Crisa Texas Ltd DBA Crisa Ltd., as successor to Crisa Corporation; Vitrocrisa Comercial, S. de R.L.. de C.V., as successor to Vitrocrisa, S. de R.L. de C.V. (formerly Vitrocrisa, S.A. de C.V.); Libbey Inc. and Libbey Glass Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.


                                         LIBBEY INC.
                                         Registrant




Date:    April 4, 2006              By:  /s/ Scott M. Sellick
     ------------------------          --------------------------
                                         Scott M. Sellick
                                         Vice President, Chief Financial Officer
                                         (Principal Accounting Officer)